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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: December 20, 2002
(Date of earliest event reported)

MACK-CALI REALTY CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-13274 (Commission File No.)	22-3305147 (I.R.S. Employer Identification No.)
11 Commerce Drive, Cranford, New Jersey 07016 (Address of Principal Executive Offices) (Zip Code)
(908) 272-8000 (Registrant's telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

        On December 20, 2002, Mack-Cali Realty, L.P., the operating partnership of Mack-Cali Realty Corporation, completed the exchange of $90,000,000 of its existing 7.18% unsecured notes due December 31, 2003 for $94,914,000 of its newly issued 6.15% unsecured notes that mature on December 15, 2012, with Teachers Insurance and Annuity Association of America.

        In connection with the foregoing, Mack-Cali Realty Corporation hereby files the following documents:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
4.1
Indenture dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.'s Form 8-K dated March 16, 1999 and incorporated herein by reference).
4.2	Supplemental Indenture No. 5 dated as of December 20, 2002, by and between Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.
4.3	Form of 6.15% Note due 2012.
10.1	Exchange Agreement dated as of December 20, 2002 by and between Mack-Cali Realty, L.P. and Teachers Insurance and Annuity Association of America.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION
Date: December 26, 2002	By:	/s/ ROGER W. THOMAS Roger W. Thomas Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title
4.1
Indenture dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.'s Form 8-K dated March 16, 1999 and incorporated herein by reference).
4.2	Supplemental Indenture No. 5 dated as of December 20, 2002, by and between Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.
4.3	Form of 6.15% Note due 2012.
10.1	Exchange Agreement dated as of December 20, 2002 by and between Mack-Cali Realty, L.P. and Teachers Insurance and Annuity Association of America.

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  Item 5. Other Events and Required FD Disclosure
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX